UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2024

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

825 Industrial Road, Suite 400
San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per value	IOVA	The Nasdaq Stock Market, LLC

 Item 2.02. Results of Operations and Financial Condition.

Iovance Biotherapeutics, Inc. (the “Company”) reports that as of December 31, 2023, the Company had approximately $346.3 million in cash, cash equivalents, investments, and restricted cash ($114.9 million of cash and cash equivalents, $165.0 million in short-term investments, and $66.4 million in restricted cash).

The foregoing information reflects the Company's preliminary estimates with respect to cash, cash equivalents, investments, and restricted cash. This announcement is not a comprehensive statement of the Company’s financial results and is subject to completion of an audit by the Company’s independent registered public accounting firm. The Company’s final financial results will be issued upon completion of such audit and may vary from these preliminary estimates.

Item 8.01. Other Events.

On February 16, 2024, the Company issued a press release announcing that AMTAGVI® (lifileucel) has received U.S. Food and Drug Administration accelerated approval for the treatment of advanced melanoma. The Company also updated its corporate presentation that it uses for presentations at healthcare conferences and to analysts, current stockholders, and others.

A copy of the press release and the Company’s corporate presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 16, 2024
99.2	Iovance Biotherapeutics, Inc., Corporate Presentation - February 16, 2024
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iovance Biotherapeutics, Inc.

Dated: February 20, 2024	By:	/s/ Frederick G. Vogt
	Name:	Frederick G. Vogt, Ph.D., J.D.
	Title:	Interim CEO and General Counsel